Trade and other payables: amounts falling due after more than one year	12 Months Ended
Dec. 31, 2024
Trade and other non-current payables [abstract]
Trade and other payables: amounts falling due after more than one year
17. Trade and other payables: amounts falling due after more than one year
The following are included in trade and other payables falling due after more than one year:

	2024	2023
	£m	£m
Contingent consideration liabilities	76	126
Liabilities in respect of put option agreements with vendors	66	90
Fair value of derivatives	25	1
Other payables and accruals	62	66
	229	283
The Group considers that the carrying amount of trade and other payables approximates their fair value, except for liabilities in respect of put option agreements with vendors for which the fair value is approximately £68 million (this is level 3 fair value that is derived using a discounted cash flow approach) at 31 December 2024 (2023: £82 million).
The Group's approach to contingent consideration liabilities is further described in note 23. The following table sets out contingent consideration liabilities, comprising contingent consideration and the Directors’ best estimates of future contingent consideration-related obligations:

	2024	2023
	£m	£m
Within one year	57	73
Between one and two years	38	54
Between two and three years	22	71
Between three and four years	8	1
Between four and five years	6	—
Over five years	2	—
	133	199
The following table is an analysis of future anticipated cash flows in relation to liabilities in respect of put option agreements with vendors at 31 December:

	2024	2023
	£m	£m
Within one year	1	14
Between one and two years	32	24
Between two and three years	15	39
Between three and four years	12	10
Between four and five years	3	6
Over five years	4	11
	67	104